EXHIBIT 10.52

ZAP / VOLTAGE VEHICLES 501 Fourth Street Santa Rosa, CA 95401 USA Tel: (707) 525-8658 Fax: (707) 636-0177 E-mail: newcardealer@zapworld.com Website: www.zapworld.com Stock Symbol: ZP

Date: 3/26/2007

PURCHASE ORDER

Dealer Name: Electric Vehicle Company           Contact Name: Larry Spatz
Shipping Address: 3100 Dundee Road, Suite 801, Northbrook, IL 60062

Country: US     Email: sstay@planetevc.com

Phone No: (847) 656 8100        FAX No.: 1-847 656 8105

PLEASE ACCEPT THIS AS OUR NON-CANCELLABLE PURCHASE ORDER FOR:

VIN	COLOR	STYLE	MODEL	YEAR	QTY	Dealer Price

TBD	TBD	SD	Xebra	2007	6000	$7,450
						Total $46,500,000

TBD	TBD	SD	Truck	2007	4000	$8,150
						Total $32,600,000

					10000	Total $79,100,000

Xebra Truck = $8150 Xebra = $7,750 Add $500 for Special Color)

Dealer Price:	$79,100,000

Shipping:	$0	(Arranged by Customer)

Subtotal	$79,100,000

Pre-Paid	$0

Total Due:	$79,100,000

Quantity of Cars:	10,000

*    Eight (8%) per cent discount to be granted if order is fulfilled within the initial 12 months from the date of this purchase order. Discount rebate (8%) will be extended at the close of 12 months (March 26, 2008).

*    Vehicles are typically available within 2-3 weeks; we will request payment at least one week prior to vejicles being available to ship. Please allow 5-10 business days for a shipping company to arrive at our facilities after you are notified of vehicle is available to pick-up; this does not include time it takes to reach you.

WIRE TRANSFER INSTRUCTIONS: North Coastal Bank, 50 Santa Rosa Avenue, Santa Rosa, California USA 95404, ABA Routing Number: 121141974, Bank Contact 707-528-6300. Beneficiary: ZAP, 501 Fourth Street, Santa Rosa, CA USA 95401. Phone (707 525-8658, Account Number: 2310004854, Attn: Bill Hartman.

Signature: /s/ Larry Spatz	Date: 3/26/07

Print Name: L Spatz	Title: CEO